SECURITIES AND EXCHANGE COMMISSION

          Washington, D.C. 20549

          FORM 8-K/A
          AMENDMENT NO. 4

          CURRENT REPORT

          Pursuant to Section 13 or 15(d)of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) :June 27, 1994

          SHARED TECHNOLOGIES INC.
          ========================

          DELAWARE               0-17366          87-0424558     .
          (State of other       (Commission       (I.R.S. Employer
          jurisdiction of        File Number      Identification No.)
          incorporation)




          100 Great Meadow Road, Suite 104
          Wethersfield, CT                           06109    .
          (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (203) 258-2400




        Total number of sequentially numbered paged in this filing, including exhibits hereto: 7

        Item 7
        FINANCIAL STATEMENTS AND EXHIBITS
        =================================

        (b)  Pro Forma Financial Information

        Amend Item 7.(b) Pro Forma Financial Information by deleting such item in its entirety and substituting the following:

        Unaudited Pro Forma Financial Information
        for Shared Technologies Inc. filed as part of this report:    Page

        Summary of Pro Forma Consolidated Statements of Operations       3

        Pro Forma Consolidated statement of Operations for the year
        ended December 31, 1993                                          4

        Pro Forma Consolidated Statement of Operations for the six
        months ended June 30, 1994                                       5

        Notes to Pro Forma Consolidated Statements of Operations        6

        Shared Technologies Inc.
        Pro Forma Statements of Operations

        On June 27, 1994, Shared Technologies Inc., ("STI" or the "Company"), completed its previously announced acquisition of the partnership interests of Access Telecommunication Group, L.P. ("Access") for $9,000,000, subject to certain post-closing adjustments. The $9,000,000 includes $4,000,000, paid at closing with the proceeds from the private placement sale of approximately 1,062,000 shares of the Company's Common Stock, and the issuance to the sellers of 400,000 shares of Series E preferred stock valued at $3.75 per share and 700,000 shares of Series F preferred stock valued at $5.00 per share.

        The following unaudited pro forma consolidated statements of operations for the year ended December 31, 1993 and the six months ended June 30, 1994 reflect the pro forma results of operations of Shared Technologies Inc. (STI) after giving effect to the acquisition of Access. The unaudited pro forma consolidated statements of operations should be read in conjunction with the consolidated financial statements of Access and STI and the related notes thereto. A pro forma consolidated balance sheet is not included herein since the assets and liabilities of Access are included in the June 30, 1994 consolidated balance sheet of STI included in STI's June 30, 1994 report on Form 10-Q.





        Shared Technologies Inc.
        Pro Forma Consolidates Statement of Operations
        For the Year Ended December 31, 1993
        (Unaudited)

                                         Access
                           Shared        Telecom-       Pro Forma   Pro Forma
                           Technologies  munications    Adjustment  Consolidate
                           Inc.          Group, L.P.    s           d
                           ===========   ============   ==========  ===========
          Revenue           $25,425,806    $18,660,506          -   $44,086,312
          Cost of Revenue    14,514,043     14,271,884     112,000   28,897,927
                            -----------     ----------    --------     --------
          Gross Margin       10,911,763      4,388,622   (112,000)   15,188,385
                               --------     ----------    --------     --------
          Selling, General
          & Administrative
          Expenses            9,981,938      4,216,811     444,469   14,643,218
          Operating Income
          (Loss)                929,825        171,811   (556,469)      545,167
                                -------       --------    --------      -------
          Other Expenses,
          net                 (519,604)       (41,301)           -    (560,905)
                               --------       --------                 --------
          Net income (loss)
          before
          extraordinary
          item                  410,221       $130,510   (556,469)     (15,738)
                               --------       --------    --------     --------
          Net income (loss)
          per common share
          before
          extraordinary item      $0.01                                ($0.08)
                               ========                                 =======
          Weighted Average    5,132,296                               6,194,329
          Shares              =========                               =========
          Outstanding
        /TABLE

        Shared Technologies Inc.
        Pro Forma Consolidates Statement of Operations
        For the Six Months Ended June 30, 1994
        (Unaudited)

                           Shared        Access         Pro Forma   Pro Forma
                           Technologies  Telecom-       Adjustment  Consolidate
                           Inc.          munications    s           d
                                         Group, L.P.
          Revenue           $17,020,982     $9,181,183           -  $26,202,165
          Cost of Revenue     9,329,946      6,384,373      56,000   15,770,319
                              ---------     ----------    --------   ----------
          Gross Margin        7,691,036      2,796,810    (56,000)   10,431,846
                              ---------     ----------    --------   ----------
          Selling, General
          & Administrative
          Expenses            6,599,247      2,495,953     222,235    9,317,435
          Operating Income
          (loss)              1,091,789        300,857   (278,235)    1,114,412
                              ---------       --------    --------    ---------
          Other Expenses,
          net                 (131,871)         27,867           -    (104,004)
                              ---------        -------                 --------
          Net income (loss)     959,918        328,724   (278,235)    1,010,408
                               --------       --------    --------   ----------
          Net income per
          common share            $0.14                                   $0.10
                               ========                                 =======
          Weighted Average    5,267,344                               7,005,907
          Shares              =========                               =========
          Outstanding
        /TABLE

        Shared Technologies Inc.
        Notes to Pro Forma Consolidated Statements of Operations
        For the Year Ended December 31, 1993
        And Six Months Ended June 30, 1994
        (Unaudited)

        The pro forma consolidated statements of operations represents the operating results for the Company and Access Telecommunication Group, L.P. ("Access"), for the year ended December 31, 1993 and the six months ended June 30, 1994.

        The pro forma consolidated statements of operations assume that the acquisition occurred at the beginning of the respective periods. The pro forma adjustments are to increase amortization expense related to goodwill associated with this acquisition and to increase depreciation expense related to the increase in the carrying value of furniture and equipment acquired. Depreciation on the acquired furniture and equipment is calculated using an 8-year useful life, taking six months of depreciation in the first year.

        The weighted average shares outstanding for the six months ended June 30, 1994 and the year ended December 31, 1993 of 7,005,907 and 6,194,329 respectively, reflect the dilutive effects of the transaction for each respective period. The weighted average shares outstanding for both the six months ended June 30, 1994 and the year ended December 31, 1993 include the issuance of 1,062,033 shares of common stock which was necessary to provide the cash required at closing. Additionaly, the weighted average shares for the six months ended June 30, 1994 reflect the issuance of 700,000 shares of Series F preferred stock in connection with this transaction. These preferred shares were not included in the weighted average shares for the year ended December 31, 1993 as such inclusion would have been anti-dilutive.

        Net income (loss) per common share for the six months ended June 30, 1994 and the year ended December 31, 1993 provided for $279,202 and $464,650, respectively, of preferred dividends of which $60,000 and $120,000, respectively resulted from the issuance of Series E preferred stock which bears an 8% coupon (400,000 shares, paying $0.30 per share).

          SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          SHARED TECHNOLOGIES INC.



          Date: January 31, 1996

          By:/s/ Vincent DiVincenzo
             ----------------------
          Vincent DiVincenzo
          Senior Vice President-Finance
          and Administration, Treasurer,
          Chief Financial Officer